UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                      February 8, 2005

PSF Group Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-64180	43-1818535
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805 Pennsylvania, Suite 200, Kansas City, Missouri	64105
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (816) 472-7675

Not Applicable (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-99.1 PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.

On February 8, 2005, PSF Group Holdings, Inc. issued an earnings release announcing financial results for its third quarter ended December 25, 2004. PSF Group Holdings is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1.

The information contained in this Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information is this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	Number	Description

	99.1	Press Release dated February 8, 2005 furnished pursuant to Item 2.02 of this Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2005
PSF GROUP HOLDINGS, INC. (Registrant)

By: /s/ Dennis D. Rippe Dennis D. Rippe Vice President and Controller